Exhibit 4.1

SHARES SNC STATE NATIONAL COMMON STOCK COMPANIES, INC. COMMON STOCK CUSIP 85711T 30 5 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS This Certifies that is the record holder of BY: FULLY PAID AND NONASSESSABLE STATE NATIONAL COMPANIES, INC. BL SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF COUNTERSIGNED transferable on the books of the Company by the holder hereof, in person or by duly authorized attorney, upon surrender AND of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. REGISTER WITNESS the facsimile signatures of the Company’s duly authorized officers. (Brooklyn, NY) D: Dated:  AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC SECRETARY PRESIDENT AND CHIEF EXECUTIVE OFFICER AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:  TEN COM – as tenants in common UNIF GIFT MIN ACT–Custodian (Cust) (Minor)TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in common (State)  Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED,  hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed By SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK) OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.